UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 17, 2008

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 17, 2008, we issued a press release to report our financial results for the fiscal quarter ended December 28, 2007. A copy of that press release was attached as Exhibit 99.1 to our Current Report on Form 8-K, filed with the United States Securities and Exchange Commission (SEC) on January 17, 2008. The information contained in that Current Report on Form 8-K and the attached press release was “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

In order to be able to incorporate a portion of that information in our filings made pursuant to the Securities Act of 1933, as amended, we are filing as Exhibit 99.1 hereto a portion of the information contained in the January 17, 2008 Current Report on Form 8-K, Exhibit 99.1 thereto, as well as portions of the information contained in an investor conference call on our earnings results that we held on January 17, 2008.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Selected portions of announcement, dated January 17, 2008, of Seagate Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: January 18, 2008	By:	/s/ CHARLES C. POPE
		Name:	Charles C. Pope
		Title:	Executive Vice President, Finance and Chief Financial Officer